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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) July 25, 2002

Duane Reade Inc.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	001-13843 (Commission File Number)	04-3164702 (IRS Employer Identification No.)
440 Ninth Avenue New York, New York (Address of principal executive offices)	10001 (Zip Code)

Registrant's telephone number, including area code (212) 273-5700

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On July 25, 2002, we issued our earnings press release with respect to our financial results for our fiscal quarter ended June 29, 2002. We have attached a copy of this press release as Exhibit 99.1 to this report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  a)
  Financial Statements. Not Applicable.

  b)
  Pro Forma Financial Information. Not Applicable.

  c)
  Exhibits.

        The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release dated July 25, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUANE READE INC.
By:	/s/ JOHN K. HENRY John K. Henry Senior Vice President and Chief Financial Officer

Date    July 25, 2002

*
Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 25, 2002.

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SIGNATURES
EXHIBIT INDEX